EXHIBIT 99.3

CLASS "A" SHARES
PROXY

SOLICITED BY MANAGEMENT FOR THE ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2004

        The undersigned holder of Class "A" shares of Optimal Robotics Corp. ("Optimal") hereby appoints NEIL S. WECHSLER, or failing him HOLDEN L. OSTRIN, or failing him HENRY M. KARP, each an officer of Optimal, or instead and to the exclusion of them ...... ............................................... (*See notes 1 and 2 below) as proxyholder for the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all of the Class "A" shares of Optimal registered in the name of the undersigned and in respect of all matters that may come before the annual and special meeting of shareholders of Optimal (the "Meeting") to be held on April 6, 2004 and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment(s) or postponement(s) thereof and hereby revokes any and all previous appointments of proxyholders. Without limiting the general authorization and powers given pursuant to this proxy, the person named as proxy is specifically directed to vote as follows (and if not so specifically directed, shall vote FOR such matters):

1.
FOR or AGAINST:    a resolution approving the issuance of up to approximately 9,059,589 Class "A" shares of Optimal pursuant to the Amalgamation Agreement dated March 1, 2004 between Terra Payments Inc., Optimal and, a wholly-owned subsidiary of Optimal, Optimal Payments Inc.

2.
FOR or AGAINST:    a special resolution in the form of Annex A to the accompanying joint management information circular and proxy statement (the "Joint Proxy Statement") authorizing the sale of the assets of Optimal relating to its U-Scan business pursuant to the Asset Purchase Agreement dated March 4, 2004 between Optimal, Optimal Robotics Inc., Optimal Robotics Plc., NCR Canada Ltd., NCR Limited (UK) and NCR Corporation (the "U-Scan Sale").

3.
FOR or AGAINST:    a special resolution in the form of Annex B to the Joint Proxy Statement authorizing Optimal to change its corporate name to Optimal Group Inc. or any variation thereof.

4.
FOR or AGAINST:    a special resolution in the form of Annex C to the Joint Proxy Statement authorizing Optimal to amend its articles of continuance to increase the maximum number of Optimal directors from nine (9) to thirteen (13).

5.
FOR or AGAINST:    the election as directors of the management nominees referred to in the Joint Proxy Statement which accompanies the notice of the Meeting.

6.
FOR or AGAINST:    the appointment of KPMG LLP, chartered accountants, as the independent auditors of Optimal and the authorization of the Audit Committee of the Board of Directors to fix their remuneration.

7.
With respect to amendments or variations of the matters referred to above or any other matters which are not now known to management and that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, the undersigned hereby confers discretionary authority on the undersigned's proxyholder to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

DATED this                  date of                                                                  2004
(*see note 3 below)

Signature of Shareholder or authorized representative
(*See note 4 below)

Print Name

Whether or not you anticipate attending the Meeting in person, kindly fill in and sign this form of proxy and return it in the envelope provided or by facsimile. This form of proxy will not be valid unless it is completed and returned to the transfer agent of Optimal, Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, Attention: Proxy Department, in the return envelope or by fax to (416) 263-9524 or 1-866-249-7775, no later than 5:00 p.m., (Eastern time) on April 2, 2004 or, in the case of any adjournment or postponement of the Meeting, by no later than 5:00 p.m. (Eastern time) on the second business day prior to the day fixed for the adjournment or postponed Meeting.

NOTES:

1.
You should indicate your choice on the matters set out above by checking the appropriate box. The shares represented by this proxy will be voted or withheld from voting in accordance with the foregoing instructions on any ballot that may be called for. Where a shareholder fails to specify a choice with respect to a matter referred to in this proxy and a management nominee (being one of the persons specified in the proxy) is appointed as a proxyholder, the shares represented by such proxy will be voted FOR such matter and in accordance with management's recommendation with respect to any amendments or variations to a matter referred to in this proxy or any other matters which may be properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

2.
If you are unable to attend the Meeting, but wish to be represented, you have the right to appoint a person, who need not be a shareholder of the Corporation, to attend and vote on your behalf. If you use this form of proxy, but wish to appoint some person other than Neil S. Wechsler, Holden L. Ostrin or Henry M. Karp, as your proxyholder, you must strike out their names and insert the name of that other person in the blank space provided. The proxyholder must attend the Meeting in order to vote on your behalf.

3.
If not dated, this proxy is deemed to bear the date when it was mailed by management of Optimal.

4.
Please sign exactly as your name appears on the share registry. If the registered shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of a deceased shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

5.
Section 190 of the Canada Business Corporations Act (the "CBCA") entitles registered holders of Class "A" shares of Optimal to dissent from the special resolution approving the U-Scan Sale. A shareholder may only exercise the right to dissent under Section 190 of the CBCA in respect of Class "A" shares which are registered in that shareholder's name. In many cases, shares beneficially owned by a holder (a "non-registered holder") are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Shareholders, including non-registered holders, who wish to dissent should carefully review the section entitled "The Optimal Annual and Special Meeting — Information for Optimal Shareholders — Dissenting Shareholder Rights of Optimal Shareholders" in, and Annex G to, the accompanying Joint Proxy Statement. The failure to comply strictly with the requirements of Section 190 of the CBCA may result in the loss or unavailability of the right to dissent.

6.
All shareholders should refer to the accompanying Joint Proxy Statement for further information regarding completion and use of this proxy and other information pertaining to the Meeting. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Joint Proxy Statement.

7.
To be valid, this proxy must be dated and signed by you, as the registered holder of Class "A" shares of Optimal, or as a person named as a proxyholder in respect of the Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney.

THIS IS YOUR PROXY.
PLEASE COMPLETE, FOLD AND RETURN IT IN
THE ENVELOPE PROVIDED OR BY FACSIMILE

COMPUTERSHARE TRUST COMPANY OF CANADA

By Registered Mail, Courier, Mail or Hand:
100 University Avenue,
9th Floor
Toronto, Ontario
Canada M5J 2Y1

Attention: Proxy Department
Facsimile No.: (416) 263-9524 or 1-866-249-7775